Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Janus Large Cap Growth Portfolio

Supplement dated December 5, 2007 to

Prospectus and Statement of Additional Information dated May 1, 2007

Effective January 1, 2008, Ron Sachs is the new portfolio manager of the Maxim Janus Large Cap Growth Portfolio. Scott Schoelzel, the current portfolio manager for the Maxim Janus Large Cap Growth Portfolio, will remain with Janus through the end of 2007 to ensure a smooth transition of the Portfolio.

Effective January 1, 2008, the information regarding Janus Capital Management, LLC on page 70 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Janus Capital Management LLC (“Janus”) is a directly owned subsidiary of Janus Capital Group Inc., registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 151 Detroit Street, Denver, Colorado 80206.

Ron Sachs, CFA, is the portfolio manager of the Maxim Janus Large Cap Growth Portfolio. Mr. Sachs joined Janus in 1996 as a research analyst and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. He is also portfolio manager of other Janus accounts. He holds a Bachelor’s degree (cum laude) in Economics from Princeton University and a law degree from the University of Michigan.

Effective January 1, 2008, the information regarding Janus Capital Management, LLC on pages 49 and 50 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

JANUS CAPITAL MANAGEMENT LLC

Janus Capital Management LLC (“Janus”) serves as the Sub-Adviser to the Maxim Janus Large Cap Growth Portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2003, as amended. Janus is a directly owned subsidiary of Janus Capital Group Inc. (“JCGI”).

MCM is responsible for compensating Janus, which receives monthly compensation at the annual rate of .50% on the first $250 million, .45% on the next $500 million, .40% on the next $750 million and .35% on all amounts over $1.5 billion on the Maxim Janus Large Cap Growth Portfolio.

Other Accounts Managed

Ron Sachs, a Vice President of Janus, is the portfolio manager of the Maxim Janus Large Cap Growth Portfolio. In addition to the Maxim Janus Large Cap Growth Portfolio, as of September 30, 2007, Mr. Sachs managed 5 registered investment companies with assets totaling $5,192,144,416, zero pooled investment vehicles, and 1 other account with assets totaling $280,503,198. The one other account reflected has a performance-based advisory fee.

Material Conflicts

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private- label mutual funds for which Janus serves as sub-adviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of July 1, 2007.

Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing the Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).

A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by sub-advisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

Mr. Sachs does not own shares of the Maxim Janus Large Cap Growth Portfolio.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Statement of Additional Information, both dated May 1, 2007. This Supplement should be retained for future reference.